SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 22, 2013 (March 18, 2013)

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02                                           Termination of a Material Definitive Agreement.

On March 18, 2013, the Board of Directors of Dynegy Inc. (“Dynegy”) terminated Dynegy’s Excise Tax Reimbursement Policy, effective as of March 18, 2013. The information set forth in Item 5.02 below is incorporated herein by reference.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Long-Term Incentive Awards

In considering long-term incentives the Compensation and Human Resources Committee of the Board of Directors of Dynegy (“the Committee”) sought to further align long-term incentives for our Named Executive Officers with the long-term interests of our stockholders. The Committee also sought to introduce performance-based awards to the long-term incentive award mix. As such the Committee granted long-term incentive awards on March 18, 2013 comprised of 50% restricted stock units, 25% stock options and 25% performance share units. These awards were made subject to the attached form award agreements, which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

For the performance share units (the “PSUs”), the Committee determined that using Total Shareholder Return (TSR), measured over a three-year period relative to a selected group of energy industry peer companies, was best aligned with the practices within our industry and with the long-term interests of our stockholders. The PSUs will vest only if Dynegy meets pre-determined performance goals over the three-year period. The key characteristics of the PSUs are as follows:

Performance Share Unit Structure

•                                          Three-year performance period (2013 through 2015)

•                                          Payout opportunity of 0-200% of target, intended to be settled in shares

•                                          Cumulative TSR percentile ranking calculated at end of performance period and applied to the payout scale to determine the number of earned/vested PSUs

•                                          If absolute TSR is negative, PSU award payouts will be capped at 100% of the target number of PSUs granted, regardless of relative TSR positioning

The following long-term incentive awards have been granted:

Name	Restricted Stock Units (1)	Performance Share Units	Stock Options (1)

Robert C. Flexon	64,936	32,468	101,352
Clint C. Freeland	21,646	10,823	33,784
Catherine B. Callaway	17,317	8,659	27,028
Carolyn J. Burke	16,234	8,117	25,338

(1)         Restricted stock units and stock options have a three-year ratable vesting schedule, with 1/3 of each award vesting each year beginning on March 18, 2014.

The foregoing descriptions of the form award agreements may not contain all of the information that is important to you and are qualified in their entirety by reference to the full text of such agreements filed herewith and incorporated herein by reference.

Amendments to Executive Employment Agreements

On March18, 2013, Dynegy Operating Company, an indirect subsidiary of Dynegy (“DOC”), entered into a First Amendment to employment Agreement with Henry D. Jones, Dynegy’s Executive Vice President and Chief Commercial Officer (the “First Amendment”), and a Second Amendment to Employment Agreement with each of Robert C. Flexon, Dynegy’s President and Chief Executive Officer; Clint C. Freeland, Dynegy’s Executive Vice President and Chief Financial Officer; Catherine B. Callaway, Dynegy’s Executive Vice President, General Counsel and Chief Compliance Officer; and Carolyn J. Burke, Dynegy’s Executive Vice President and Chief Administrative Officer (the “Second Amendments,” and together with the First Amendment, the “Amendments”). The Amendments amend the terms and provisions of each of the Employment Agreements between DOC and Mr. Jones dated as of January 31, 2013, DOC and Mr. Flexon dated as of June 22, 2011, DOC and Mr. Freeland dated as of June 23, 2011, DOC and Ms. Callaway dated as of September 16, 2011, and DOC and Ms. Burke dated as of July 5, 2011, as amended to date (the “Employment Agreements”), as follows:

•                        Executives Incentive Compensation Awards — The Employment Agreements of Mr. Flexon, Mr. Freeland, Ms. Callaway and Ms. Burke were amended to conform the executive’s incentive compensation with Dynegy’s Incentive

Compensation Plan. The Second Amendments provide for a target award of 100% (CEO) or 75% (CFO, CAO and GC) of base salary.

•                        Indemnification Language — The Employment Agreements were amended to conform the executive’s indemnification rights with Dynegy’s Certificate of Incorporation.

•                        Executive Change in Control Severance Pay Plan — The Employment Agreements were amended to include a provision that the executive shall be entitled to the Best Net provisions contained within Dynegy’s Second Amendment to its Executive Change in Control Severance Pay Plan (as described in more detail below).

•                        Excise Tax Reimbursement Policy — The Employment Agreements were amended to acknowledge and consent to, by the executive, the termination of the Dynegy Excise Tax Reimbursement Policy.

The Amendments are attached hereto as Exhibits 10.4, 10.5, 10.6, 10.7 and 10.8. The foregoing descriptions of the Amendments may not contain all of the information that is important to you and are qualified in their entirety by reference to the full text of such Amendments filed herewith and incorporated herein by reference.

Termination of Excise Tax Reimbursement Policy and Amendment to Change in Control Plan

As part of its ongoing assessment of the Company’s executive compensation programs and practices, the Committee recommended termination of Excise Tax Reimbursement Policy. Specifically, on March18, 2013, the Committee adopted and approved a second amendment to the Dynegy Executive Change in Control Severance Pay Plan (the “Plan”), to be effective as of March 18, 2013. The Plan has been amended to implement a “Best Net” provision within the Plan for any Covered Individual (as defined therein) subject to an excise tax as a result of any payment made pursuant to the Plan. Benefits resulting from a change of control would be cut back if doing so would result in greater after-tax proceeds to an executive absent such cut back. Otherwise, the executive would receive payment of all change of control-related benefits and would be responsible for paying any excise tax imposed on such payment.

The Plan, as amended, is attached hereto as Exhibit 10.9. The foregoing description of the Plan may not contain all of the information that is important to you and is qualified in its entirety by reference to the full text of such Plan filed herewith and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                     Exhibits:

Exhibit No.	Document

10.1	Form of Stock Unit Award Agreement
10.2	Form of Non-Qualified Stock Option Award Agreement
10.3	Form of Performance Award Agreement (for Managing Directors and Above)
10.4	First Amendment to Employment Agreement by and between Dynegy Operating Company and Henry D. Jones
10.5	Second Amendment to Employment Agreement by and between Dynegy Operating Company and Robert C. Flexon
10.6	Second Amendment to Employment Agreement by and between Dynegy Operating Company and Clint C. Freeland
10.7	Second Amendment to Employment Agreement by and between Dynegy Operating Company and Catherine B. Callaway
10.8	Second Amendment to Employment Agreement by and between Dynegy Operating Company and Carolyn J. Burke
10.9	Second Amendment to the Dynegy Inc. Executive Change in Control Severance Pay Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated March 22, 2013	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Document
10.1	Form of Stock Unit Award Agreement
10.2	Form of Non-Qualified Stock Option Award Agreement
10.3	Form of Performance Award Agreement (for Managing Directors and Above)
10.4	First Amendment to Employment Agreement by and between Dynegy Operating Company and Henry D. Jones
10.5	Second Amendment to Employment Agreement by and between Dynegy Operating Company and Robert C. Flexon
10.6	Second Amendment to Employment Agreement by and between Dynegy Operating Company and Clint C. Freeland
10.7	Second Amendment to Employment Agreement by and between Dynegy Operating Company and Catherine B. Callaway
10.8	Second Amendment to Employment Agreement by and between Dynegy Operating Company and Carolyn J. Burke
10.9	Second Amendment to the Dynegy Inc. Executive Change in Control Severance Pay Plan